                                                                     EXHIBIT 1.1

                               ESTATUTO SOCIAL DA
                       TELE CENTRO SUL PARTICIPACOES S.A.

                                   CAPITULO I
                        DAS CARACTERISTICAS DA SOCIEDADE



            Art. 1 - TELE CENTRO SUL PARTICIPACOES S.A. e uma sociedade anonima, vinculada ao Ministerio das Comunicacoes, controladora de sociedades exploradoras de servicos publicos de telefonia fixa, no Regiao II a que se refere o Plano Geral de Outorgas aprovado pelo Decreto n 2.534, de 02 de abril de 1998.

            Paragrafo Unico - A Companhia se rege pela Lei das Sociedades por Acoes, pelas disposicoes especiais de lei federal, pela legislacao de telecomunicacoes, pelo presente Estatuto, pelas leis e usos do comercio e demais dispositivos legais aplicaveis.

           Art. 2 - A Companhia tem por objeto:

           I. exercer o controle das sociedades exploradoras de servicos publicos de telefonia fixa na Regiao II a que se refere o Plano Geral de Outorgas aprovado pelo Decreto n 2.534, de 02 de abril de 1998;

           II. promover, atraves de sociedades controladas ou coligadas, a expansao e implantacao de servicos de telefonia fixa, em sua respectiva area de concessao;

           III. promover, realizar ou orientar a captacao, em fontes internas e externas, de recursos a serem aplicados pela Companhia ou pelas suas controladas;

           IV. promover e estimular atividades de estudos e pesquisas visando ao leRenvalvimento do setor de telefonia fixa:

           V. executar, atraves de sociedades controladas ou coligadas, servicos tecnicos especializados afetos a area de telefonia fixa;

           VI. promover, estimular e coordenar, atraves de suas sociedades controladas ou coligadas, a formacao e o treinamento do pessoal necessario ao setor de telefonia fixa;

           VII. realizar ou promover importacoes de bens e servicos para as suas sociedades controladas e coligadas;

           VIII. exercer outras atividades afins ou correlatas ao seu objeto social; e

           IX.   participar do capital de outras sociedades.
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                                                                               2

            Art. 3 - A Companhia tem sede no Distrito Federal, podendo criar e extinguir, por decisao do Conselho de Administravao, filiais, agencias e sucursais, escritorios, departamentos e representasoes em qualquer ponto do territorio nacional e no exterior.

            Art. 4 - O prazo de duracao da Companhia e indeterminado.

                                  CAPITULO II
                               DO CAPITAL SOCIAL

            Art. 5 - O capital social subscrito, totalmente integralizado, e de R$ 1.936.658.922,18 (um bilhao, novecentos e trinta e seis milhoes, seiscentos e cinquenta e oito mil, novecentos e vinte e dois reais e dezoito centavos), representado por 334.399.027.592 (trezentos e trinta e quatro bilhoes, trezentos e noventa e nove milhoes, vinte e sete mil, quinhentos e noventa e duas) acoes, sendo 124.369.030.532 (cento e vinte e quatro bilhoes, trezentos e sessenta e nove milhoes, trinta mil, quinhentos e trinta e dois) ordinarias nominativas e
          210.029.997.060 (duzentos e dez bilhoes, vinte e nove milhoes, novecentos e noventa e sete mil e sessenta) preferenciais nominativas, todas sem valor nominal.

            Art. 6 - A Companhia esta autorizada a aumentar seu capital social, mediante deliberacao da Assembleia Geral, ate o limite de
          700.000.000.000 (setecentos bilhoes) de acoes, ordinarias ou preferenciais.

            Paragrafo Unico - Dentro do limite do capital autorizado de que trata o caput deste artigo, a Assembleia Geral pode aprovar a outorga de opcao de compra de acoes a seus administradores, empregados e a pessoas naturais que prestem servicos a Companhia ou a empresas por ela controladas.

            Art. 7 - O capital social e representado por acoes ordinarias e preferenciais, sem valor nominal, nao havendo obrigatoriedade, nos aumentos de capital, de se guardar proporvao entre elas, observadas as disposicoes legais e estatutarias.

            Art. 8 - Por deliberacao da Assembleia, pode ser excluido o direito de preferencia para emissao de acoes, debentures conversiveis em acoes e bonus de subscricao cuja colocacao seja feita mediante:

           I.   subscricao publica ou venda em bolsa de valores;
           II. permuta por acoes em oferta publica de aquisicao de controle, nos termos dos arts. 257 e 263 da Lei das S/A;

           IIl. gozo de incentivos fiscais, nos termos de lei especial.

            Art. 9- A cada acao ordinaria corresponde o direito a um voto nas delibera, coes da Assembleia Geral.

            Art. 10 - As acoes preferenciais nao tem direito a voto, exceto na hipotese do nararrafo unico do art. 13 deste estatuto, sendo a elas assegurada prioridade no reembolso de
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                                                                               3

          capital, sem premio, e no pagamento de dividendos minimos, nao cumulativos, de 6% (seis por cento) ao ano, sobre o valor resultante da divisao do capital subscrito pelo numero total de acoes da Companhia.

            Paragrafo Unico - As acoes preferenciais adquirirao o direito a voto se a Companhia, por um prazo de 3 (tres) anos consecutivos, deixar de pagar os dividendos minimos a que fazem jus nos termos do caput deste artigo.

            Art. 11 - As acoes da Companhia serao escriturais, sendo mantidas em conta de deposito, em instituicao financeira, em nome de seus titulares, sem emissao de certificados.

                                  CAPITULO III
                              DA ASSEMBLEIA GERAL

            Art. 12 - A Assembleia Geral e o orgao superior da Companhia, com poderes para deliberar sobre todos os negocios relativos ao objeto social e tomar as providencias que julgar convenientes a defesa e ao desenvolvimento da Companhia.

                             COMPETENCIA PRIVATIVA

            Art. 13 - Compete privativamente a Assembleia Geral:

           I.   reformar o Estatuto Social;
           II. autorizar a emissao de debentures e de debentures conversiveis em acoes ou vende-las, se em tesouraria, bem como autorizar a venda de debentures conversiveis em acoes de sua titularidade de emissao de empresas controladas, podendo delegar ao Conselho de Administracao a deliberacao sobre a epoca e as condicoes de vencimento, amortizacao ou resgate, a epoca e as condicoes de pagamento dos juros, da participacao nos lucros e de premio de reembolso, se houver e o modo de subscricao ou colocacao bem como o tipo de debentures;

           III. deliberar sobre a avaliacao de bens com que o acionista concorrer para a formacao do capital social;

           IV. deliberar sobre transformacao, fusao, incorporacao e cisao da Companhia, sua dissolucao e liquidacao, eleger e destituir liquidantes e julgar-lhes as contas;

           V. autorizar a prestacao de garantias pela Companhia a obrigacoes de terceiros. nestes nao incluidas as sociedades controladas;

           VI. suspender o exercicio dos direitos do acionista que deixar de cumprir obrigacoes impostas pela lei ou pelo Estatuto;
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                                                                               4

           VII. eleger ou destituir, a qualquer tempo, os membros do Conselho de Administrac, ao e os membros do Conselho Fiscal;

           VIII. fixar a remunera,cao, global ou individual, dos membros do Conselho de Administracao, da Diretoria e do Conselho Fiscal;

           IX. tomar, anualmente, as contas dos administradores e deliberar sobre as demonstracoes financeiras por eles apresentadas;

           X. deliberar sobre promocao de acao de responsabilidade civil a ser movida pela Companhia contra os administradores, pelos prejuizos causados ao seu patrimonio, na conformidade do disposto no art. 159 da Lei das S/A;

           XI. autorizar a alienacao, no todo ou em parte, das acoes de sociedades controladas;

           XII. deliberar sobre o aumento do capital social por subscricao de novas acoes;

           XIII. autorizar a renuncia a direitos de subscricao de acoes ou debentures conversiveis em acoes de empresas controladas;

           XIV. deliberar sobre a emissao de quaisquer outros titulos ou valores mobiliarios, no Paisou no exterior;

           XV.   autorizar a permuta de acoes ou outros valores mobiliarios;

           XVI. resolver sobre a emissao de acoes e bonus de subscricao dentro dos limites de capital autorizado, observadas as disposicoes legais e estatutarias;

           XVII. aprovar previamente a celebracao de quaisquer contratos de longo prazo entre a Companhia ou suas controladas, de um lado, e o acionista controlador ou sociedades controladas, coligadas, sujeitas a controle comum ou controladoras deste ultimo, ou que de outra forma constituam partes relacionadas a Companhia, de outra parte, salvo quando os contratos obedecerem a clausulas uniformes.

           Paragrafo Unico - Sem prejuizo do disposto no (S) 1 do art. 115 da Lei n 6.404/76, os titulares de acoes preferenciais terao direito a voto nas deliberacoes assembleares referidas no inciso XVII deste artigo, assim como naquelas referentes a altera,cao dos seguintes dispositivos estatutarios:

           I.   inciso XVII do art. 13;

           II.  paragrafo unico do art. 14; e

           III. art. 46.
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                                                                               5
            Art. 14 - A Assembleia Geral sera convocada pelo Conselho de Administracao, cabendo ao Presidente consubstanciar o respectivo ato, ou na forma prevista no Paragrafo unico do art. 123 da Lei n
          6.404/76.

            Paragrafo Unico - Nas hipoteses do art. 136 da Lei n 6.404/76, a primeira convocacao da Assembleia Geral sera feita com 30 (trinta) dias de antecedencia, no minimo, e com antecedencia rninima de 10
          (dez) dias, em segunda convocacao.

            Art. 15 - A Assembleia Geral sera instalada pelo Presidente do Conselho de Administracao ou, na ausancia deste, por qualquer Conselheiro. Os acionistas presentes elegerao o presidente e o secretario da assembleia.

            Art. 16 - Dos trabalhos e deliberacoes da Assembleia Geral sera lavrada ata, assinada pelos membros da mesa e pelos acionistas presentes, que representem, no minimo, a maioria necessaria para as deliberacoes tomadas.

            (S) 1 - A ata sera lavrada na forma de sumario dos fatos, inclusive dissidencias e protestos.

            (S) 2 - Salvo deliberacao em contrario da Assembleia, as atas serao publicadas com omissao das assinaturas dos acionistas.

            Art. 17 - Anualmente, nos quatro primeiros meses subsequentes ao termino do exercicio social, a Assembleia Geral se reunira, ordinariamente, para:

            I. tomar as contas dos administradores; examinar, discutir e votar as demonstracoes financeiras;

            II. deliberar sobre a destinacao do lucro liquido de exercicio e a distribuicao de dividendos;

            III. eleger os membros do Conselho Fiscal e, quando for o caso, os membros do Conselho de Administracao.

            Art. 18 - A Assembleia Geral se reunira, extraordinariamente, sempre que os interesses da Companhia o exigirem.

                                  CAPITULO IV
                         DA ADMrNISTRACAO DA COMPANHIA

                                    SECAGX I
                            ORGAOS DA ADMINISTRACAO

                              CONSELHO E DIRETORIA

            Art. 19 - A Administracao da Companhia sera exercida pelo Conselho de Administracao e pela Diretoria.
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                                                                               6

            (S) 1 - O Conselho de Administracao, orgao de deliberacao, colegiada, exercera a administracao superior da Companhia.

            (S) 2 - A Diretoria e orgao executivo da administracao da Companhia, atuando cada um de seus membros segundo a respectiva competencia.

            (S) 3 - As atribuicoes e poderes conferidos por lei a cada um dos orgaos da administracao nao podem ser outorgados a outro orgao.

                                   SECAO II

                         DO CONSELHO DE ADMINISTRACAO

            Art. 20 - Compete ao Conselho de Administracao:

           I. fixar a politica geral dos negocios da Companhia e acompanhar sua execucao;

           II.   convocar a Assembleia Geral;

           III. aprovar e submeter a Assembleia Geral as demonstracoes financeiras e o Relatorio da Administracao da Companhia, neles incluidas as demonstracoes consolidadas;

           IV. eleger e destituir, a qualquer tempo, os Diretores da Companhia, fixando lhes as atribuicoess observadas as disposicoes legais e estatutarias;

           V. aprovar, mediante proposta da Diretoria, a indicacao de titular da Auditoria Interna;

           VI.   aprovar os planos gerais de Companhia;

           VII. resolver sobre as condicoes de emissao de debentures, por delegacao da Assembleia Geral;

          VIII. aprovar o Regimento da Companhia, definindo sua estrutura organizacional e especificando as atribuicoes de cada Diretor, observadas as disposicoes legais e estatutarias;

           IX.   autorizar a alienacao dos bens imoveis de Companhia;

           X. fiscalizar a gestao dos Diretiores de Companhia, examinar, a qualquer tempo, os livros da Companhia, solicitar informacoes sobre contratos celebrados ou em via de celebracao ou sobre quaisquer outros atos;

           XI.   escolher e destituir os auditores independentes;

           XII.  aprovar e alterar o Regimento Interno do Conselho;


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                                                                               7



        XIII. conceder licenca e ferias aos membros do Conselho, indicando o respectivo substituto;

        XIV. aprovar a participacao da Companhia no capital de outras empresas ou a cessacao dessa participacao;

        XV. autorizar a aquisicao de acoes de emissao da Companhia, para efeito de cancelamento ou permanencia em tesouraria e posterior alienacao;

        XVI. autorizar a emissao de notas promissorias comerciais ("commercial papers");

        XVII. executar outras atividades que Ihe sejam cometidas pela lei, pelo Estatuto ou pela Assembleia Geral.

        Art. 21 - O Conselho de Administracao sera composto de 11 (onze) membros efetivos, a cada um dos quais correspondera um membro suplente que substituira o efetivo, nas ausencias temporarias ou na definitiva deste ultimo ou ate que o efetivo time posse.

        Paragrafo Unico - Eleitos pela Assembleia Geral, os membros do Conselho de Administracao terao mandato de 3 (tres) exercicios anuais, considerando-se exercicio anual o periodo compreendido entre 2 (duas) Assembleias Gerais Ordinarias.

        Art. 22 - O membros do Conselho de Administracao sao eleitos pela assembleia geral que escolhera, dentre eles, o Presidente do Conselho.

        Art. 23 - O substituto eventual do Presidente do Conselho de Administracao sera escolhido pelo proprio Conselho de Administracao, entre os seus membros que integrem a Diretoria.

        Paragrafo Unico - No caso de ausencias ou impedimentos que obstem a tomada de deliberacao, os Conselheiros presentes poderao convocar membros da Diretoria para compor o Conselho.

        Art. 24 - O Conselho de Administracao reunir-se-a ordinariamente uma vez a cada dois (2) meses e, extraordinariamente, mediante convocacao feita pelo Presidente do ConseLho de Administracao ou por 2 (dois) Conselheiros, lavrando-se ata de suas deliberacoes.

        Art. 25 - O Conselho de Administracao deliberara por maioria de votos, presente a maioria de seus membros, tendo o Presidente, alem,do voto comum, o de qualidade e cabendolhe baixar os atos aue consubstanciem essas deliberacoes, quando for o caso.

                                   SECAO III
                                 DA DIRETORIA

        Art. 26 - A Diretoria sera composta de 1 (um) Presidente, 1 (um) Vice-Presidente e 3 (tres) Diretores executivos, assim titulados:
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            a) Diretor de Negocios;

            b) Diretor de Rede;

            c) Diretor de Suporte.

            Paragrafo Unico - Os membros do Conselho de Administracao, ate o maximo de 1/3 (um ter,co), poderao ser eleitos para cargos de Diretores.

            Paragrafo Unico - O substituto eventual do Presidente do Conselho de Administracao sera o Presidente da Companhia.

            Art. 27 - Cabera ao Conselho de Administracao eleger os membros da Diretoria, inclusive o Diretor-Presidente.

            Art. 28 - E de 3 (tres) exercicios anuais o mandato da Diretoria, podendo seus membros ser reeleitos ou destituidos, a qualquer tempo.

            Paragrafo Unico - Para os efeitos deste artigo, considera-se como exercicio anual o periodo compreendido entre duas assembleias gerais ordinarias.

            Art. 29 - Em suas ausencias e impedimentos, o Presidente sera substituido pelo Vice-Presidente, independentemente de qualquer designacao.

            (S) 1 - No caso de faltas e impedimentos simultaneos do Presidente e do VicePresidente, a Presidencia, sera exercida pelo Diretor designado pelo Presidente em exercicio.

            (S) 2 - O Vice-Presidente e os demais Diretores serao substituidos pelo Diretor escolhido pela Diretoria.

            Art. 30 - Compete a Diretoria Colegiada:

            I. estabelecer politicas especificas e diretrizes decorrentes da orientacao geral dos negocios fixada pelo Conselho de Administracao;

            II. aprovar convenios entre empresas controladas e outras entidades prestadoras de servicos de telecomunicacoes e submeter a Assembleia Geral, atraves do Conselho de Administracao, os contratos referidos no art. 13, XVII, zelando para que as sociedades controladas tambem o facam;

            III. apreciar o orcamento e os planos gerais da Companhia, submetendo-os a aprovacao do Conselho de Administracao;

            IV. aprovar as propostas de empresas controladas relativas a estrategia corporativa, as diretrizes gerais para a organizacao, as diretrizes
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                                                                               9


                  corporativas para o desenvolvimento da estrategia de mercado e de rede, e ao plano de investimentos e orcamento;

           V. apresentar periodicamente ao Conselho de Administracao a evolucao geral dos negocios de Companhia;

           VI. aprovar a agenda de propostas da Companhia e de empresas controladas, para negociacao com o orgao regulador;

           VII. resolver sobre a participacao da Companhia no capital de empresas concessionarias de servicos de telecomunicacoes, de acordo com as atividades e areas de concessao da Companhia, ouvido previamente o orgao regulador;

           VIII. indicar os representantes da Companhia na administracao das empresas de que participe;

           IX. submeter ao Conselho de Administracao proposta de indicacao ou destituicao de titular da Auditoria Interna;

           X. propor os criterios de remuneracao dos Diretores, dos membros do Conselho de Administracao e dos membros do Conselho Fiscal de emoresas controladas;

           XI. propor ao Conselho de Administracao a alienacao dos bens imoveis da Companhia e autorizar a alienacao dos demais bens do ativo permanente, exceto quaisquer titulos ou valores mobiliarios, no Pais ou no exterior;

           XII. aprovar proposta ao Conselho de Administracao do Regimento da Companhia com a respectiva estrutura organizacional e opinar quanto as de controladas:

           XIII. autorizar a pratica de atos gratuitos razoaveis, em beneficio dos empregados ou da comunidade, tendo em vista as responsabilidades sociais da Comnanhia;

           XIV. apreciar o Balanco Geral e demais demonstracoes financeiras e o Relatorio Anual da Companhia, bem como a proposta de destinacao de resultado, submetendo-os ao Conselho Fiscal, aos Auditores Independentes e ao Conselho de Administracao;

           XV. resolver sobre representacoes da Companhia em qualquer ponto do territorio nacional e, ouvido o Conselho de Administracao, no exterior;

           XVI.   definir a competencia de Diretores e empregados para:

           a)   praticar atos que constituam ou alterem obrigacoes da
                Companhia, bem como aqueles quedesonerem terceiros para com ela;

           b) autorizar o pagamento de multas imputadas a Companhia, bem como indagar as causas e estabelecer as medidas administrativas que se fizerem necessarias;

           c)   aprovar aquisicoes;

           d)   aprovar propostas de progressao de empregados.

    XVII. aprovar proposta ao Conselho de Administracao do plano de cargos e salarios, do regulamento de pessoal, do quadro de pessoal e do plano de beneffcios e vantagens da Companhia;

    XVIII. aprovar o seu Plano de Cooperacao Internacional e os de empresas controladas;

    XIX. decidir sobre a operacionalizacao e a implementacao de seus planos e programas relativos as atividades de treinamento e administracao de recursos humanos;

    XX.    aprovar a contracao de seguros de interesse da Companhia;

    XXI. aprovar tabelas e respectivos reajustamentos das remuneracoes e dos beneficios concedidos aos empregados e seus dependentes;

    XXII. deliberar sobre proposicoes relativas a administracao e desenvolvimento de recursos humanos formuladas pelas suas empresas controladas, incluindo os respectivos quadros de pessoal;

    XXIII. aprovar a abertura de contas em instituicoes financeiras e a contratacao de emprestimos pela Companhia, no Pais e no exterior, obedecida a legislacao em vigor;

    XXIV. aprovar a constituicao de onus reais sobre bens da Companhia, para concessao de garantia em operacoes de credito da Companhia e das empresas controladas;

    XXV. deliberar sobre financiamentos, emprestimos e concessao de avais, fiancas e outras garantias semelhantes e repasse de recursos as empresas controladas;

    XXVI. aprovar proposta, a ser submetida a Agencia Nacional de Telecomunicacoes- ANATEL, de reajuste das tarifas e precos dos servicos de telecomunicacoes, de acordo com as atividades e areas de concessao da Companhia;
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                                                                              11

    XXVII. aprovar normas para concessao, com interveniencia da Companhia, de emprestimos aos empregados por instituicoes financeiras;

    XXVIII. autorizar a alienacao, pelas empresas controladas, de bens do ativo permanente vinculados a prestacao de servicos de telecomunicacoes, de acordo com as atividades a areas de concessao da Companhiae e a constituicao de onus reais sobre eles;

    XXIX. aprovar as regras de escolha de determinados equipamentos e materiais de telecomunicacoes, a serem observadas pelas empresas controladas;

    XXX. aprovar politicas, diretrizes e normas sobre comercializacao, desenvolvimento, operacao e prestacao dos servicos de telecomunicacoes, de acordo com as atividades e areas de concessao da Companhia, aplicaveis a empresa e as suas controladas;

    XXXI. deliberar sobre outros assuntos julgados como de competencia coletiva da Diretoria, ou a ela atribuidos pelo Conselho de Administracao.

    Art. 31 - E a seguinte a competencia especifica de cada um dos membros da

Diretoria:

        I -  DO PRESIDENTE:

               1. representar a Companhia em juizo ou fora dele, perante as suas controladas, os acionistas e o publico em geral, podendo nomear procuradores e desirnar prepostos;

               2.  exercer supervisao sobre todas as atividades da Empresa;

               3. manter o Conselho de Administracao permanentemente informado dos negocios da Companhia e de controladas;

               4. delegar competencia ao Vice-Presidente, aos Diretores e a empregados para a pratica de atos especificos;

               5. baixar os atos que consubstanciem as resolucoes da Diretoria, ou delas decorram;

               6. designar representantes da Companhia nas assembleias de empresas controladas e de outras de cujo capital participe;

               7. determinar a publicacao do Relatorio Anual das Atividades da Companhia;

               8. dirigir as atividades referentes ao gerenciamento da regulamentacao, orientacao juridica e auditoria;
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                                                                              12

               9.   convocar as reunioes de Diretoria;

               10. acompanhar o cumprimento das diretrizes governamentais relacionadas a atuacao da Companhia e de suas controladas;

               11. decidir sobre materia especifica de sua area de competencia, em conformidade com as politicas e diretrizes estabelecidas pela Diretoria Colegiada, ressalvados os casos previstos no art. 30.

               12. praticar atos de urgencia "ad referendum" da Diretoria.

  II DO VICE-PRESIDENTE

               1.  substituir o Presidente em suas ausencias e impedimentos;

               2.  auxiliar o Presidente no desempenho das suas funcoes;

               3. dirigir as atividades de coordenacao do planejamento e desenvolvimento empresarial, no ambito da Companhia e de suas controladas;

               4.  avaliar o desempenho das empresas controladas;

               5.  elaborar o Relatorio Anual das Atividades da Companhia;

               6. propor, implementar e controlar a politica de tecnologia da informacao, na empresa e suas controladas;

               7. decidir sobre materia especifica de sua area de competencia, em conformidade com as politicas e diretrizes Diretoria Colegiada, ressalvados os casos previstos no art. 30;

               8.  executar outras atividades delegadas pelo Presidente.

  III - DO DIRETOR DE NEGOCIOS

                1. propor conceitos e politicas de desenvolvimento e exploracao dos produtos e servicos das empresas controladas, bem como coordenar e controlar o planejamento e a execucao das acoes decorrentes da aplicacao destas politicas;

                2. desenvolver diretrizes, propor a estrategia mercadologica e coordenar a elaborac, e implementacao dos planos de negocio das empresas controladas, de forma a atender as necessidades dos clientes e maximizar o resultado da exploracao dos servicos;

                3. propor a estrutura de tarifacao dos servicos explorados pelas empresas controladas. bem como a politica de precos correspondente;

                4. propor politicas e coordenar o planejamento e a execucao das atividades de relacionamento com os clientes nas empresas controladas, abrangendo marketing, vendas, atendimento, desenvolvimento de produtos e servicos, faturamento e cobranca, e administraco das informacoes de clientes;

                5. decidir sobre materia especifica de sua area de competencia, em conformidade com as politicas e diretrizes estabelecidas pela Diretoria Colegiada, ressalvados os casos previstos no art. 30;

                6. executar outras atividades delegadas pelo Presidente.

  IV - DO DIRETOR DE REDE

                1. desenvolver diretrizes e coordenar a implantacao da estrategia para capacitacao da rede, a fim de viabilizar os servicos de telecomunicacoes, de acordo com as necessidades de mercado definidas nos planos de negocio;

                2. propor as especificacoes de sistemas, de equipamentos e de materiais a serem utilizados nas empresas controladas e a padronizacao, quando aconselhavel;

                3. propor conceitos e politicas de operacao e manutencao da rede das empresas controladas, bem como coordenar e controlar o planejamento e o desenvolvimento das acoes decorrentes da aplicacao destas politicas;

                4. coordenar o planejamento tecnico e a implementacao dos sistemas de telecomunicacoes por parte das empresas controladas;

                5. coordenar o planejamento e a execucao dos programas de inversoes tecnicas vinculadas a rede das empresas controladas;

                 6. zelar pelas politicas sobre qualidade e produtividade da rede das empresas controladas, bem como coordenar, orientar e controlar as acoes decorrentes da aplicacao destas politicas;

                 7. propor as medidas necessarias a aplicacao da politica de aquisicao de equipamentos e materiais de telecomunicacoes e coordenar as atividades decorrentes;

                 8. coordenar as atividades referentes a selecao de industrias
                    e negociacao de contratos relativos a equipamentos e materiais para as empresas controladas;

                 9. propor a estrategia tecnologica de longo prazo para o
                    desenvolvimento da rede das empresas controladas;

        10. identificar as oportunidades de investimentos voltadas para a modernizacao e melhoria do desempenho operacional da rede das empresas controladas;

        11. decidir sobre materia especifica de sua area de competencia, em conformidade com as politicas e diretrizes estabelecidas pela Diretoria Colegiada, ressalvados os casos previstos no art. 30;

        12. executar outras atividades delegadas pelo Presidente.

  V - DO DIRETOR DE SUPORTE

        1. propor politicas relativas as atividades economico-financeiras da Companhia e das suas controladas;

        2. executar as atividades de analise, acompanhamento e avaliacao do desempenho economico-financeiras da Companhia e das suas controladas;

        3. propor e promover a captacao e a aplicacao de recursos financeiros necessarios a implementacao dos programas das empresas controladas;

        4.  executar as atividades de administracao financeira da Companhia;

        5. administrar as participacoes acionarias da Companhia em suas controladas;

        6. executar atividades de analise, acompanhamento e avaliacao do meio ambiente economico-financeiro de influencia para a Companhia e suas controladas;

        7. exercer as atividades de planejamento e controle economico-financeiro da Comnanhia e das suas controladas;

        8.  propor a alocacao de recursos financeiros geridos pela Companhia;

        9. dirigir as atividades de administracao dos titulos mobiliarios da Companhia;

        10. propor politicas de recursos humanos aplicaveis a Companhia e as suas controladas e implementar as medidas relativas a sua aplicacao;

        11. coordenar as atividades de administracao e de desenvolvimento de recursos humanos da Companhia e de suas controladas;

        12. executar, promover, estimular e coordenar a formacao e o treinamento do oessoal necessario a Companhia e as suas controladas;

        13. administrar os recursos alocados para o desenvolvimento de recursos humanos da Companhia e das suas controladas;

        14. coordenar as atividades que envolvam cooperacao internacional de interesse da Companhia e de suas controladas;

        15. coordenar as atividades referentes a administracao de seguranca empresarial, incluindo as orientacoes para as controladas;

        16. dirigir as atividades de administracao no ambito da Companhia, abrangendo as areas de recursos materiais, recursos humanos e servicos gerais;

        17. desenvolver e supervisionar o sistema de gerencia de material na Companhia e suas controladas;

        18. decidir sobre materia especifica de sua area de competencia, em conformidade com as politicas e diretrizes estabelecidas pela Diretoria Colegiada, ressalvados os casos previstos no art. 30;

        19. executar outras atividades delegadas pelo Presidente.


                                   SECAO IV
                    DISPOSIC, OES COMUNS AOS ADMINISTRADORES

         Art. 32 - Alem dos casos de morte, renuncia, destituicao e outros previstos em lei, dar-se-a a vacancia do cargo quando o administrador deixar de assinar o termo de investidura no prazo de 30 (trinta) dias de eleicao ou deixar
o exercicio da funcao por mais de 30 (trinta) dias consecutivos ou 90 (noventa) intercalados durante o prazo do mandato, tudo sem justa causa, a juizo do Conselho de Administracao.

          (S) 1 - Ocorrendo a vacancia do cargo de conselheiro, a substituicao se fara segundo o disposto no art. 23 deste Estatuto, ate a realizacao da primeira Assembleia que eleger o novo titular para completar o mandato em curso.

          (S) 2 - No caso de vacancia de 2/3 (dois tercos) dos cargos do Conselho de Administracao, os membros remanescentes convocarao imediatamente a Assembleia Geral.

          (S) 3 - No caso de a vacancia de cargo da Diretoria, o Conselho promovera a elecao do substituto para completar o mandato do substituido.

          (S) 4 - A renuncia ao cargo de administrador e feita mediante comunicacao escrita ao orgao a que o renunciante integrar, tornando-se eficaz, a partir desse momento, perante a Companhia e, perante terceiros, apos o arquivamento do documento de renuncia no registro do comercio e sua publicacao.

            Art. 33 - A remuneracao dos administradores sera fixada pela Assembleia Geral, global ou individualmente.

                                  CAPITULO V
                                CONSELHO FISCAL

            Art. 34 - O Conselho Fiscal e o orgao de fiscalizacao da administracao da Companhia, devendo funcionar permanentemente.

            Art. 35 - O Conselho Fiscal sera composto de 3 (tres) membros efetivos e 3 (tres) suplentes, acionistas ou nao, eleitos pela Assembleia Geral, sendo um dos membros efetivos e respectivo suplente indicados pelo Ministro da Fazenda, como representantes do Tesouro Nacional, nao computados os eleitos pelas acffes ordinarias minoritarias e pelas acoes preferenciais.

            (S) 1 - Eleitos pela Assembleia Geral Ordinaria, os membros do Conselho Fiscal terao o mandato de 1 (um) exercicio anual, assim considerado o periodo compreendido entre 2 (duas) Assembleias Gerais Ordinarias, podendo ser reeleitos.

            (S) 2 - Os membros do Conselho Fiscal, em sua primeira reuniao, elegerao o seu Presidente, a quem cabera dar cumprimento as deliberacffes do orgao.

            (S) 3- O Conselho Fiscal podera solicitar a Empresa a designacao de pessoal qualificado para secretaria-lo e prestar-lhe apoio tecnico.

            Art. 36 - Ao Conselho Fiscal compete:

           I. fiscalizar os atos dos administradores e verificar o comprimento dos seus deveres legais e estatutarios;

           II. opinar sobre o relatorio anual da administracao, fazendo constar do seu parecer as informacoes complementares que julgar necessarias ou uteis a deliberacao da Assembleia Geral;

           III. opinar sobre as propostas dos orgaos da administracao, a serem submetidas a Assembleia Geral, relativas a modificacao do capital social, emissao de debentures ou bonus de subscricao, planos de investimento ou orcamentos de capital, distribuicao de dividendos, transformacao, incorporacao, fusao ou cisao:

           IV. denunciar aos orgaos de administracao e, se estes nao tomarem as providencias necessarias para a protecao dos interesses da Companhia, a Assembleia Geral, os erros, fraudes ou crimes que descobrir e sugerir providencias uteis a Companhia;

           V. convocar a Assembleia Geral Ordinaria, se os orgaos de administracao retardem por mais de 1 (um) mes essa convocacao, e a extraordinaria, sempre que ocorrem motivos graves ou urgentes, incluindo na ordem do dia das assembleias as materias que considerar necessarias;

            VI. analisar, ao menos trimestralmente, o balancete e demais demonstracoes financeiras elaboradas periodicamente pela Companhia;

            VII. examinar as demonstracoes financeiras do exercicio social e sobre elas opinar;

            VIII. exercer as atribuicoes previstas em lei ou definidas pela
                  Assembleia Geral, no caso de liquidacao da Companhia.

            Art. 37 - O Conselho Fiscal se reunira, ordinariamente, uma vez por mes e, extraordinariamente, quando necessario.

            (S) 1 - As reunioes serao convocadas pelo Presidente da Companhia ou por qualquer dos membros do Conselho.

            (S) 2 - O Conselho se manifesta por maioria de votos, presente a maioria dos seus membros.

            Art. 38 - Os membros do Conselho Fiscal serao substituidos, em suas faltas e impedimentos, pelo respectivo suplente.

            Art. 39 - Alem dos casos de morte, renuncia, destituicao e outros previstos em lei, dar-se-a a vacancia do cargo quando o membro do Conselho consecutivas ou 3 (tres) intercaladas, no exercicio anual.

            (S) 1 - Ocorrendo a vacancia do cargo de membro do Conselho, a substituicao se fara na forma do disposto no art. 39 deste Estatuto.

            (S) 2 - Vagando mais da metade dos cargos e nao havendo suplentes a convocar, a Assembleia Geral sera convocada para eleger os seus substitutos.

            Art. 40 - A remuneracao dos membros do Conselho Fiscal sera fixada pela Assembleia Geral Ordinaria que os eleger, e nao podera ser inferior, para cada membro em exercicio, a um decimo da que, em media, for atribuida a cada membro da Diretoria, nao computada a participacao nos lucros.

            (S) 1 - A remuneracao sera paga de forma como o for aos membros da Diretoria.

            (S) 2 - O suplente em exercicio fara jus a remuneracao do efetivo, no periodo em aue ocorrer a substituicao, contado mes a mes.

                                  CAPITULO VI
             DO EXERCICIO SOCIAL E DAS DEMONSTRAC, OES FINANCEIRAS

            Art. 41 - O exercicio social tera a duracao de 12 (doze) meses, iniciando-se a 1 (primeiro) de janeiro de cada ano e terminado no ultimo dia do mes de dezembro.

            Art. 42 - Juntamente com as demonstracoes financeiras, os orgaos da administracao da Companhia apresentarao a Assembleia Geral Ordinaria proposta sobre a participacac dos empregados nos lucros, nas bases e condicoes autorizadas pelo Conselho de Coordena,cao e Controle das Empresas Estatais - CCE, e sobre a destinacao do lucro liquido do exercicio.

            (S) 1 - Os lucros liquidos terao a seguinte destinacao:

            a) 5% (cinco por cento) para a reserva legalate atingir 20% (vinte por cento) do capital social integralizado;

            b) 25% (vinte e cinco por cento) do lucro liquido ajustado na forma dos incisos II e III do art. 202 da Lei n 6.404/76 serao obrigatoriamente distribuidos como dividendos minimo obrigatorio a todos os acionistas, respeitado o disposto no artigo seguinte, sendo este valor aumentado ate o montante necessario para o pagamento do dividendo prioritario acoes preferenciais.

            (S) 2 - O saldo do lucro liquido nao alocado ao pagamento do dividendo minimo obrigatorio ou ao dividendo prioritario das acoes preferenciais sera destinado a uma reserva suplementar para expansao dos negocios sociais, que nao podera ultrapassar 80% (oitenta por cento) do capital social. Atingido este limite, cabera a Assembleia Geral deliberar sobre o saldo, procedendo a sua distribuicao aos acionistas ou ao aumento do capital social.

            Art. 43 - O valor correspondente ao dividendo minimo obrigatorio sera destinado prioritariamente ao pagamento do dividendo prioritario das acoes preferenciais ate o limite da preferencia; a seguir, serao pagos aos titulares de acoes ordinarias ate o mesmo limite das acoes preferenciais; o saldo, se houver, sera rateado por todas as acoes, em igualdade de condicoes.

            (S) 1 - Os orgaos da administracao poderao pagar ou creditar juros sobre o capital proprio nos termos do (S) 7 do artigo 9 da Lei 9.249/95, de 26/12/95 e legislacao e regulamentacao pertinentes, ate o limite dos dividendos minimos obrigatorios de que trata o artigo 202, da Lei 6404/76, os quais serao imputados a esses mesmos dividendos, mesmo quando incluidos no dividendo minimo das acoes preferenciais.

            (2) - Os dividendos nao reclamados no prazo de 3 (tres) anos reverterao em favor da Companhia.

                                 CAPITULO VII
                         DA LIQUIDAC AO DA COMPANHIA

            Art. 44 - A Companhia entrara em liquidacao nos casos previstos em lei, ou por deliberac, ao da Assembleia Geral, que estabelecera a forma da liquidacao, elegera o liquidante e instalara o Conselho Fiscal, para o periodo da liquidacao, elegendo seus membros e fixando-lhes as respectivas remuneracoes.

                                 CAPITULO VIII
                       DISPOSICOES GERAIS E TRANSITORIAS

            Art. 45 - A aprovacao, pela Companhia, atraves de- seus representantes, de operacoes de fusao, cisao, incorporacao ou dissolucao de suas controladas sera precedida de analise econonimico-financeira por empresa independente, de renome internacional, confirmando estar sendo dado tratamento equitativo a todas as sociedades interessadas, cujos acionistas terao amplo acesso ao relatorio da citada analise.

Confere com o original lavrado em livro proprio.


_____________________
Raimunda Nonata Pires
Secretaria




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